Exhibit 10.19

FIRST AMENDMENT TO SETTLEMENT AGREEMENT

This First Amendment to Settlement Agreement (the “Amendment”) is entered into by and between Navigation Powder River, LLC (“Plaintiff”) and Phoenix Energy One, LLC (“Defendant”; Plaintiff and Defendant each a “Party” and collectively, the “Parties”). This Amendment shall be deemed executed and effective as of the date of the latest Party’s signature below.

RECITALS

WHEREAS, the Parties entered into that certain Settlement Agreement, effective as of June 1, 2026 (the “Settlement Agreement”), resolving Cause No. 25-BC11B-0055, Navigation Powder River, LLC v. Phoenix Energy One, LLC, in the Texas Business Court, Eleventh Division; and

WHEREAS, the Parties desire to amend the Settlement Agreement solely to extend the deadline for the fourth and final settlement payment set forth in Section I.A.4 thereof.

NOW, THEREFORE, in consideration of the mutual promises herein and in the Settlement Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Amendment to Section I.A.4. Section I.A.4 of the Settlement Agreement is hereby deleted in its entirety and replaced with the following:

“4. The fourth payment shall be in the amount of $1,000,000 and shall be made by wire transfer no later than October 1, 2026.”

2.

No Other Changes. Capitalized terms used but not defined in this Amendment have the meanings given in the Settlement Agreement. Except as expressly modified by this Amendment, the Settlement Agreement remains unchanged and in full force and effect, and all references to the Settlement Agreement shall mean the Settlement Agreement as amended by this Amendment.

[Signature page follows]

SIGNATURE PAGE TO

FIRST AMENDMENT TO SETTLEMENT AGREEMENT

PLAINTIFF:

Navigation Powder River, LLC

By:	/s/ Clark R. Moore
Name:	Clark R. Moore
Title:	EVP and GC
Date:	September 29, 2026

DEFENDANT:

Phoenix Energy One, LLC

By:	/s/ Justin L. Arn
Name:	Justin L. Arn
Title:	Chief Land & Title Officer
Date:	September 29, 2026